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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2007


                              LINCOLN PARK BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)

           FEDERAL                    000-51078               61-1479859
----------------------------    ---------------------   ----------------------
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
      of incorporation)                                    Identification No.)

31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY                      07035
---------------------------------------------                   ------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 NOT APPLICABLE
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                On March 8, 2007 Lincoln Park Savings Bank, a wholly owned subsidiary of Lincoln Park Bancorp, entered into a definitive agreement with GSL Savings Bank of Guttenberg, NJ to purchase their branch location at 2 John Henry Drive, Montville, NJ. The purchase is inclusive of the property, fixtures and existing deposits at this location. The sale is expected to close on May 1, 2007 but contains contingencies including the receipt of any required regulatory approvals.

        The agreement is attached as exhibit 10.1. A press release dated March 13, 2007 providing detailing of the purchase is attached as exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial statements of business acquired. Not Applicable.

        (b)     Pro forma financial information. Not Applicable.

        (c)     Exhibits.

                The following exhibit is attached as part of this report:

                EXHIBIT NO.            DESCRIPTION
                -----------            -----------
                  10.1 Contract for Purchase and Sale between GSL Savings and Lincoln Park Savings Bank
                  99.1     Press Release



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                            LINCOLN PARK BANCORP


DATE:  March 13, 2007                By:   /s/ David G. Baker
                                          -----------------------------------
                                          David G. Baker
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

              EXHIBIT NO.            DESCRIPTION
              -----------            -----------
                 10.1 Contract for Purchase and Sale between GSL Savings and Lincoln Park Savings Bank
                 99.1     Press Release